UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2010

ONCOTHYREON INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33882	26-0868560
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2601 Fourth Avenue, Suite 500
Seattle, Washington 98121
(Address of principal executive offices, including zip code)

(206) 801-2100
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 6, 2010, the Company announced its results for the fourth quarter and year ended December 31, 2009 as well as the three month period ended March 31, 2010.  A copy of the Company’s press release discussing the results for the fourth quarter and year ended December 31, 2009 is attached hereto as Exhibit 99.1.   A copy of the Company’s press release discussing the results for the three month period ended March 31, 2010 is attached hereto as Exhibit 99.2.  The information in this Form 8-K and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibits are deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:
Exhibit Number	Description
99.1	Press Release issued by Oncothyreon Inc. dated May 6, 2010.

99.2	Press Release issued by Oncothyreon Inc. dated May 6, 2010.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOTHYREON INC.

By:	/s/ Robert L. Kirkman, M.D.
Robert L. Kirkman, M.D.
President & Chief Executive Officer

Date: May 6, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Oncothyreon Inc. dated May 6, 2010.

99.2	Press Release issued by Oncothyreon Inc. dated May 6, 2010.